Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
No provision for income taxes has been recorded for the years ended December 31, 2012, 2013 and 2014 due to the operating losses incurred since inception for which no benefit has been recorded.
The reconciliation of the U.S. income tax rate to the effective income tax rate for continuing operations is as follows:

	AS OF DECEMBER 31,
	2013	2014
Statutory tax rate	35.00%	35.00%
Effect of:
State income taxes net of federal tax benefit	—	—
Permanent differences	(2.41)	(5.09)
Corrections to deferred assets	—	—
Other	0.35	—
General business credits	5.41	2.02
Change in valuation allowance	(38.35)	(31.93)
Effective tax rate	—%	—%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
Significant components of our deferred taxes are as follows (in thousands):

	AS OF DECEMBER 31,
	2013	2014
Deferred tax assets:
Net operating loss carryforwards	$18,898	$29,052
Research and development credit	1,969	2,658
Depreciation and amortization	174	174
Other temporary differences	232	292
Gross deferred tax assets	21,273	32,176
Deferred tax asset valuation allowance	(21,273)	(32,176)
Net deferred tax assets	$—	$—

Realization of deferred tax assets is dependent on future earnings, if any, the timing and amount of which are uncertain. Accordingly, the deferred tax assets have been offset by a valuation allowance. The valuation allowance relates primarily to net deferred tax assets from operating losses and research and development credits. The net deferred tax asset has been fully offset by a valuation allowance. The valuation allowance increased by $6.1 million and $10.9 million during 2013 and 2014, respectively.
As of December 31, 2013 and 2014, we had approximately $54.0 million and $83.0 million in federal net operating loss carryforwards and approximately $2.0 million and $2.7 million in federal research and development tax credit carryforwards, respectively. The net operating losses and federal research credits will begin to expire in varying amounts between 2028 and 2034 if not utilized.
The Tax Reform Act of 1986 (the Act) provides for a limitation on the annual use of net operating loss and research and development tax credit carryforwards following certain ownership changes (as defined by the Act) that could limit our ability to utilize these carryforwards. We may have experienced an ownership change, as defined by the Act, as a result of past financings. Accordingly, our ability to utilize the aforementioned carryforwards may be limited. Additionally, U.S. tax laws limit the time during which these carryforwards may be applied against future taxes; therefore, we may not be able to take full advantage of these carryforwards for federal income tax purposes.
Certain net operating losses arise from the deductibility for tax purposes of compensation under nonqualified stock options equal to the difference between the fair value of the stock on the date of exercise and the exercise price of the options. For financial reporting purposes, the tax effect of this deduction when recognized is accounted for as a credit to stockholders’ equity. We do not have any excess tax deductions on option exercises.
We file income tax returns in the U.S. federal jurisdiction as well and plan to file in the state of California. We are not currently under audit in any tax jurisdiction. Tax years from 2008 through 2014 are currently open for audit by federal and state taxing authorities.
We recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. During the years ended December 31, 2013 and 2014, we did not have any accrued interest or penalties associated with unrecognized benefits. Additionally, we did not have any unrecognized tax benefits at December 31, 2013 or 2014.